Exhibit 99.1

LEIDOS HOLDINGS, INC. AND LEIDOS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

On September 27, 2013, Leidos Holdings, Inc., a holding company whose direct 100%-owned subsidiary is Leidos, Inc., herein collectively referred to as “Leidos” or the “Company”, completed the previously announced spin-off of SAIC Gemini, Inc. (“New SAIC”) through a pro rata distribution to stockholders of one share of New SAIC common stock for every seven shares of Leidos common stock held by such stockholders as of September 19, 2013, the record date. New SAIC filed a registration statement on Form 10 with the Securities and Exchange Commission (SEC) describing the spin-off and other information about New SAIC that was declared effective by the SEC on September 10, 2013.

New SAIC includes the Company’s technical, engineering and enterprise information technology services business that was previously reported as the Technical Services and Information Technology segment. Leidos retained the national security and engineering and health businesses which comprise its National Security Solutions and Health and Engineering segments. Leidos will report the New SAIC financial results as discontinued operations beginning with the nine months ended November 1, 2013, along with all comparative prior periods.

The unaudited pro forma condensed consolidated statements of income were derived from the Company’s historical condensed consolidated statements of income and are being presented to give effect to the spin-off of New SAIC and related transactions, including:

•	the removal of the results of operations of the Technical Services and Information Technology segment that comprises New SAIC;

•	the removal of certain non-recurring separation transaction and restructuring expenses directly related to the separation; and

•	the completion of a reverse stock split at a stock split ratio of 1-for-4.

Included herein are the quarterly unaudited pro forma condensed consolidated statements of income and related notes for the three months ended:

•	August 2, 2013 and July 31, 2012;

•	May 3, 2013 and April 30, 2012;

•	January 31, 2013; and

•	October 31, 2012

The unaudited pro forma condensed consolidated statements of income should be read in conjunction with the historical financial statements and accompanying notes and the Form 8-K filed on October 3, 2013 which includes pro forma financial information. The unaudited pro forma condensed consolidated statements of income presented assume the separation and related transactions occurred on February 1, 2010.

The pro forma adjustments are based on the best information available and assumptions that management believes are reasonable, that reflect the impacts of events directly attributable to the separation and related transactions, and that are factually supportable. The pro forma adjustments may differ from those that will be calculated to report New SAIC as discontinued operations in Leidos’ future filings. The unaudited pro forma condensed consolidated statements of income are provided for illustrative and informational purposes only and are not intended to represent or be indicative of what Leidos’ results of operations or financial position would have been had the separation occurred on the dates indicated. The unaudited pro forma condensed consolidated statements of income also should not be considered representative of Leidos’ future results of operations or financial position.

See combined notes to the unaudited pro forma condensed consolidated statements of income for a more detailed discussion of these transactions.

LEIDOS HOLDINGS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended August 2, 2013
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos Holdings, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$2,474	$(1,009)	$—	$1,465
Costs and expenses:
Cost of revenues	2,217	(917)	—	1,300
Selling, general and administrative expenses	117	(3)	(14)[B]	100
Impairment losses	30	—	—	30
Separation transaction and restructuring expenses	35	(18)	(17)[B]	—

Operating income	75	(71)	31	35
Non-operating income (expense):
Interest income	6	—	—	6
Interest expense	(19)	—	—	(19)
Other income, net	—	—	—	—

Income from continuing operations before income taxes	62	(71)	31	22
Provision for income taxes	(18)	24	(12)[B]	(6)

Income from continuing operations	$44	$(47)	$19	$16

Basic earnings per share from continuing operations				$0.19	[C]

Diluted earnings per share from continuing operations				$0.19	[C]

Weighted average number of shares outstanding:
Basic				84	[C]

Diluted				85	[C]

LEIDOS HOLDINGS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended May 3, 2013
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos Holdings, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$2,706	$(1,107)	$—	$1,599
Costs and expenses:
Cost of revenues	2,377	(999)	—	1,378
Selling, general and administrative expenses	149	(18)	(7)[B]	124
Impairment losses	4	—	—	4
Separation transaction and restructuring expenses	33	(17)	(16)[B]	—

Operating income	143	(73)	23	93
Non-operating income (expense):
Interest income	4	—	—	4
Interest expense	(20)	—	—	(20)
Other income, net	1	—	—	1

Income from continuing operations before income taxes	128	(73)	23	78
Provision for income taxes	(46)	27	(9)[B]	(28)

Income from continuing operations	$82	$(46)	$14	$50

Basic earnings per share from continuing operations				$0.60	[C]

Diluted earnings per share from continuing operations				$0.60	[C]

Weighted average number of shares outstanding:
Basic				84	[C]

Diluted				84	[C]

LEIDOS HOLDINGS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended January 31, 2013
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos Holdings, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$2,708	$(1,127)	$—	$1,581
Costs and expenses:			—
Cost of revenues	2,390	(1,026)	—	1,364
Selling, general and administrative expenses	146	(15)	—	131
Separation transaction and restructuring expenses	23	(13)	(10)[B]	—

Operating income	149	(73)	10	86
Non-operating income (expense):
Interest income	4	—	—	4
Interest expense	(20)	—	—	(20)
Other income, net	—	—	—	—

Income from continuing operations before income taxes	133	(73)	10	70
Provision for income taxes	57	21	(4)[B]	74

Income from continuing operations	$190	$(52)	$6	$144

Basic earnings per share from continuing operations				$1.71	[C]

Diluted earnings per share from continuing operations				$1.71	[C]

Weighted average number of shares outstanding:
Basic				84	[C]

Diluted				84	[C]

LEIDOS HOLDINGS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended October 31, 2012
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos Holdings, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$2,868	$(1,196)	$—	$1,672
Costs and expenses:			—
Cost of revenues	2,507	(1,074)	—	1,433
Selling, general and administrative expenses	156	(16)	—	140
Separation transaction and restructuring expenses	11	(11)	—	—

Operating income	194	(95)	—	99
Non-operating income (expense):
Interest income	1	—	—	1
Interest expense	(20)	—	—	(20)
Other income, net	2	—	—	2

Income from continuing operations before income taxes	177	(95)	—	82
Provision for income taxes	(65)	37	—	(28)

Income from continuing operations	$112	$(58)	$—	$54

Basic earnings per share from continuing operations				$0.64	[C]

Diluted earnings per share from continuing operations				$0.64	[C]

Weighted average number of shares outstanding:
Basic				84	[C]

Diluted				84	[C]

LEIDOS HOLDINGS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended July 31, 2012
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos Holdings, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$2,826	$(1,202)	$—	$1,624
Costs and expenses:
Cost of revenues	2,485	(1,091)	—	1,394
Selling, general and administrative expenses	148	(21)	—	127
Separation transaction and restructuring expenses	4	(4)		—

Operating income	189	(86)	—	103
Non-operating income (expense):
Interest income	2	—	—	2
Interest expense	(24)	—	—	(24)
Other income, net	4	—	—	4

Income from continuing operations before income taxes	171	(86)	—	85
Provision for income taxes	(63)	33	—	(30)

Income from continuing operations	$108	$(53)	$—	$55

Basic earnings per share from continuing operations				$0.66	[C]

Diluted earnings per share from continuing operations				$0.66	[C]

Weighted average number of shares outstanding:
Basic				83	[C]

Diluted				83	[C]

LEIDOS HOLDINGS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended April 30, 2012
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos Holdings, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$2,763	$(1,165)	$—	$1,598
Costs and expenses:
Cost of revenues	2,432	(1,046)	—	1,386
Selling, general and administrative expenses	122	(16)	—	106

Operating income	209	(103)	—	106
Non-operating income (expense):
Interest income	2	—	—	2
Interest expense	(29)	—	—	(29)
Other income, net	2	—	—	2

Income from continuing operations before income taxes	184	(103)	—	81
Provision for income taxes	(66)	35	—	(31)

Income from continuing operations	$118	$(68)	$—	$50

Basic earnings per share from continuing operations				$0.60	[C]

Diluted earnings per share from continuing operations				$0.60	[C]

Weighted average number of shares outstanding:
Basic				83	[C]

Diluted				83	[C]

LEIDOS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended August 2, 2013
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$2,474	$(1,009)	$—	$1,465
Costs and expenses:
Cost of revenues	2,217	(917)	—	1,300
Selling, general and administrative expenses	117	(3)	(14)[B]	100
Impairment losses	30	—	—	30
Separation transaction and restructuring expenses	35	(18)	(17)[B]	—

Operating income	75	(71)	31	35
Non-operating income (expense):
Interest income	6	—	—	6
Interest expense	(19)	—	—	(19)
Other income, net	—	—	—	—

Income from continuing operations before income taxes	62	(71)	31	22
Provision for income taxes	(18)	24	(12)[B]	(6)

Income from continuing operations	$44	$(47)	$19	$16

LEIDOS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended May 3, 2013
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$2,706	$(1,107)	$—	$1,599
Costs and expenses:
Cost of revenues	2,377	(999)	—	1,378
Selling, general and administrative expenses	149	(18)	(7)[B]	124
Impairment losses	4	—	—	4
Separation transaction and restructuring expenses	33	(17)	(16)[B]	—

Operating income	143	(73)	23	93
Non-operating income (expense):
Interest income	4	—	—	4
Interest expense	(20)	—	—	(20)
Other income, net	1	—	—	1

Income from continuing operations before income taxes	128	(73)	23	78
Provision for income taxes	(46)	27	(9)[B]	(28)

Income from continuing operations	$82	$(46)	$14	$50

LEIDOS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended January 31, 2013
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$2,708	$(1,127)	$—	$1,581
Costs and expenses:			—
Cost of revenues	2,390	(1,026)	—	1,364
Selling, general and administrative expenses	146	(15)	—	131
Separation transaction and restructuring expenses	23	(13)	(10)[B]	—

Operating income	149	(73)	10	86
Non-operating income (expense):
Interest income	5	—	—	5
Interest expense	(20)	—	—	(20)
Other income, net	—	—	—	—

Income from continuing operations before income taxes	134	(73)	10	71
Provision for income taxes	57	21	(4)[B]	74

Income from continuing operations	$191	$(52)	$6	$145

LEIDOS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended October 31, 2012
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$2,868	$(1,196)	$—	$1,672
Costs and expenses:			—
Cost of revenues	2,507	(1,074)	—	1,433
Selling, general and administrative expenses	156	(16)	—	140
Separation transaction and restructuring expenses	11	(11)	—	—

Operating income	194	(95)	—	99
Non-operating income (expense):
Interest income	1	—	—	1
Interest expense	(20)	—	—	(20)
Other income, net	2	—	—	2

Income from continuing operations before income taxes	177	(95)	—	82
Provision for income taxes	(65)	37	—	(28)

Income from continuing operations	$112	$(58)	$—	$54

LEIDOS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended July 31, 2012
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$2,826	$(1,202)	$—	$1,624
Costs and expenses:
Cost of revenues	2,485	(1,091)	—	1,394
Selling, general and administrative expenses	148	(21)	—	127
Separation transaction and restructuring expenses	4	(4)		—

Operating income	189	(86)	—	103
Non-operating income (expense):
Interest income	2	—	—	2
Interest expense	(24)	—	—	(24)
Other income, net	4	—	—	4

Income from continuing operations before income taxes	171	(86)	—	85
Provision for income taxes	(63)	33	—	(30)

Income from continuing operations	$108	$(53)	$—	$55

LEIDOS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended April 30, 2012
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$2,763	$(1,165)	$—	$1,598
Costs and expenses:
Cost of revenues	2,432	(1,046)	—	1,386
Selling, general and administrative expenses	122	(16)	—	106

Operating income	209	(103)	—	106
Non-operating income (expense):
Interest income	2	—	—	2
Interest expense	(29)	—	—	(29)
Other income, net	2	—	—	2

Income from continuing operations before income taxes	184	(103)	—	81
Provision for income taxes	(66)	35	—	(31)

Income from continuing operations	$118	$(68)	$—	$50

LEIDOS HOLDINGS, INC. AND LEIDOS, INC.

COMBINED NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

[A]	The adjustments remove the results of operations of the Technical Services and Information Technology segment that comprises New SAIC. The adjustment to results of operations excludes certain general corporate overhead expenses that were not specifically related to New SAIC and do not meet the requirements to be presented as a component of discontinued operations.

[B]	The adjustments to selling, general and administrative expenses and separation transaction and restructuring expenses adjust for: (1) non-recurring costs directly related to the separation transaction and restructuring of the Company that were not specifically related to New SAIC, and (2) $14 million and $7 million and of non-recurring costs incurred during the three months ended August 2, 2013 and May 3, 2013, respectively, to establish infrastructures for the two future companies. These expenses are included in our historical results of operations. The pro forma adjustments related to these expenses were tax effected using an estimated tax rate of 38.9%, based on the blended federal and state statutory income tax rates.

The summary of non-recurring separation transaction and restructuring expenses is presented in the table below.

(in millions)	Three Months Ended August 2, 2013	Three Months Ended May 3, 2013	Three Months Ended January 31, 2013
Strategic advisory services	$1	$1	$1
Severance costs	6	3	9
Lease termination and facility consolidation expenses	10	12	—

Total adjustments	$17	$16	$10

[C]	The pro forma basic and diluted weighted average shares outstanding were based on the historical weighted average number of common shares outstanding adjusted for the execution of a reverse stock-split at a stock-split ratio of 1-for-4 shares.